Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces Fourth Quarter and Year End 2013 Results
SAN JOSE, Calif.-January 28, 2014-Harmonic Inc. (NASDAQ: HLIT), the worldwide leader in video delivery infrastructure, announced today its preliminary and unaudited results for the fourth quarter and fiscal year ended December 31, 2013.
On March 5, 2013, Harmonic completed the sale of its Cable Access HFC business and, accordingly, the following pertains only to its continuing operations.
Net revenue for the fourth quarter of 2013 was $120.2 million, compared with $122.9 million for the third quarter of 2013 and $118.0 million for the fourth quarter of 2012. For the full year 2013, net revenue was $461.9 million, compared with $476.9 million for 2012.
Bookings for the fourth quarter of 2013 were $113.3 million, compared with $115.9 million for the third quarter of 2013 and $110.8 million for the fourth quarter of 2012.
Total backlog and deferred revenue was $114.0 million as of December 31, 2013, compared to $123.6 million as of September 27, 2013.
The GAAP net loss for the fourth quarter of 2013 was $2.2 million, or $(0.02) per diluted share, compared with GAAP net income for the third quarter of 2013 of $36.7 million, or $0.36 per diluted share, which included a discrete net tax benefit of $38.4 million related to the release of tax reserves for uncertain tax positions of prior years, and GAAP net income for the fourth quarter of 2012 of $0.9 million, or $0.01 per diluted share. For the full year 2013, GAAP net income was $21.6 million, or $0.20 per share, compared to a GAAP net loss of $16.2 million, or $(0.14) per diluted share, for 2012.
Non-GAAP net income for the fourth quarter of 2013 was $8.3 million, or $0.08 per diluted share, compared with non-GAAP net income for the third quarter of 2013 of $7.1 million, or $0.07 per diluted share, and non-GAAP net income for the fourth quarter of 2012 of $8.3 million, or $0.07 per diluted share. For the full year 2013, non-GAAP net income was $18.3 million, or $0.17 per diluted share, compared with $22.8 million, or $0.19 per diluted share, for 2012. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” provided below.
GAAP gross margin was 49.6% and GAAP operating margin was (0.8)% for the fourth quarter of 2013, compared with 46.2% and (2.1)%, respectively, for the third quarter of 2013, and 50.9% and (0.6)%, respectively, for the fourth quarter of 2012.
Non-GAAP gross margin was 54.3% and non-GAAP operating margin was 8.9% for the fourth quarter of 2013, compared with 50.8% and 7.1%, respectively, for the third quarter of 2013, and 55.8% and 9.5%, respectively, for the fourth quarter of 2012. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” provided below.
Total cash, cash equivalents and short-term investments were $170.6 million at the end of the fourth quarter of 2013, up $1.3 million from $169.3 million as of the end of the prior quarter. In the fourth quarter of 2013, the Company generated approximately $18.6 million of cash from operations, and used approximately $13.0 million to repurchase approximately 1.8 million shares of common stock under its share repurchase program.
“Our revenue was again driven by our growing Broadcast and Media business, and we continued to see a solid rebound in our Cable Edge business,” said Patrick Harshman, President and Chief Executive Officer. “Business fundamentals were led by robust gross margin expansion and cash generation from operations. Strategic execution was highlighted by progress on our NSG Pro converged cable access platform, where we recognized our first revenue, next generation video compression, where we had our first tier one customer order, ultra high definition television and over-the-top multiscreen.”

Business Outlook
For the first quarter of 2014, Harmonic anticipates:

•	Net revenue in the range of $105 million to $115 million

•	GAAP gross margins in the range of 49% to 50%

•	GAAP operating expenses in the range of $60 million to $61 million

•	Non-GAAP gross margins in the range of 51% to 52%

•	Non-GAAP operating expenses in the range of $54 million to $55 million
See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” provided below.
Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. Pacific (5:00 p.m. Eastern) on Tuesday, January 28, 2014. A listen-only broadcast of the conference call can be accessed either from the Company's website at www.harmonicinc.com or by calling +1.847.413.3731 or +1.800.773.2954 (passcode# 36464268). A replay of the conference call will be available after 6:00p.m. Pacific at the same website address or by calling +1.630.652.3042 or +1.888.843.7419 (passcode# 36464268).
About Harmonic Inc.
Harmonic (NASDAQ: HLIT) is the worldwide leader in video delivery infrastructure for emerging television and video services. The Company's production-ready innovation enables content and service providers to efficiently create, prepare, and deliver differentiated services for television and new media video platforms. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: our final results for the fourth quarter and fiscal year ended December 31, 2013; our expectations concerning quarter-on-quarter and year-on-year growth; and net revenue, GAAP gross margins, GAAP operating expenses, non-GAAP gross margins and non-GAAP operating expenses for the first quarter of 2014. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the possibility, in no particular order, that: the trends toward more high-definition, on-demand and anytime, anywhere video will not continue to develop at its current pace or will expire; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite and telco and broadcast and media industries; customer concentration and consolidation; the impact of general economic conditions, including as a result of recent turmoil in the global financial markets on our sales and operations; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations; dependence on market acceptance of several broadband services, on the adoption of new broadband technologies and on broadband industry trends; inventory management; the lack of timely availability of parts or raw materials necessary to produce our products; the impact of increases in the prices of raw materials and oil; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; the effect on our business of natural disasters; the risks that our international sales and support center will not provide the operational or tax benefits that we anticipate or that its expenses exceed our plans; and the risk that our share repurchase program will not continue to result in material purchases of our common stock. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2012, our recent Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.

Use of Non-GAAP Financial Measures
In establishing operating budgets, managing its business performance, and setting internal measurement targets, we exclude a number of items required by GAAP. Management believes that these accounting charges and credits, most of which are non-cash or non-recurring in nature, are not useful in managing its operations and business. Historically, the Company has also publicly presented these supplemental non-GAAP measures in order to assist the investment community to see the Company “through the eyes of management,” and thereby enhance understanding of its operating performance. The non-GAAP measures presented here are gross margin, operating expenses, operating margin, income (loss) from operations, net income (loss) and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures. These adjustments are costs related to consulting fees associated with a potential proxy contest, restructuring and related charges and non-cash items, such as stock-based compensation expense, amortization of intangibles, and adjustments that normalize the tax rate. With respect to our expectations under “Business Outlook” above, reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available without unreasonable efforts on a forward-looking basis due to the high variability and low visibility with respect to the charges which are excluded from these non-GAAP measures. The effects of stock-based compensation expense specific to common stock options are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant impact on our GAAP financial results.
CONTACTS:

Carolyn V. Aver	Michael Bishop
Chief Financial Officer	Investor Relations
Harmonic Inc.	+1.415.217.4968
+1.408.542.2500

Harmonic Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

	December 31, 2013	December 31, 2012
	(In thousands, except par value amounts)
ASSETS
Current assets:
Cash and cash equivalents	$90,329	$96,670
Short-term investments	80,252	104,506
Accounts receivable	75,052	85,920
Inventories	36,926	64,270
Deferred income taxes	24,650	21,870
Prepaid expenses and other current assets	21,521	23,636
Total current assets	328,730	396,872
Property and equipment, net	34,945	38,122
Goodwill, intangibles and other assets	242,409	282,537
Total assets	$606,084	$717,531
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$22,380	$25,447
Income taxes payable	1,041	1,797
Deferred revenues	27,020	33,235
Accrued liabilities	35,349	42,415
Total current liabilities	85,790	102,894
Income taxes payable, long-term	15,165	49,309
Other non-current liabilities	11,673	11,915
Total liabilities	112,628	164,118
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 99,413 and 114,193 shares issued and outstanding at December 31, 2013 and 2012, respectively	99	114
Capital in excess of par value	2,335,565	2,432,790
Accumulated deficit	(1,841,999)	(1,879,026)
Accumulated other comprehensive loss	(209)	(465)
Total stockholders’ equity	493,456	553,413
Total liabilities and stockholders’ equity	$606,084	$717,531

Harmonic Inc.
Condensed Consolidated Statements of Operations
(Unaudited)

	Three months ended		Year ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	(In thousands, except per share amounts)
Net revenue	$120,222	$117,981	$461,940	$476,871
Cost of revenue	60,626	57,870	241,495	256,339
Gross profit	59,596	60,111	220,445	220,532
Operating expenses:
Research and development	24,307	25,422	99,938	102,627
Selling, general and administrative	33,794	33,255	134,014	127,117
Amortization of intangibles	1,997	2,157	8,096	8,705
Restructuring and related charges	496	—	1,421	—
Total operating expenses	60,594	60,834	243,469	238,449
Loss from operations	(998)	(723)	(23,024)	(17,917)
Interest and other income (expense), net	(199)	(260)	(128)	222
Loss from continuing operations before income taxes	(1,197)	(983)	(23,152)	(17,695)
Provision for (benefit from) income taxes	982	(1,873)	(44,741)	(1,506)
Income (loss) from continuing operations	(2,179)	890	21,589	(16,189)
Income (loss) from discontinued operations, net of taxes (including gain on disposal of $14,663, net of taxes, for the year ended December 31, 2013)	(181)	3,914	15,438	5,252
Net income (loss)	$(2,360)	$4,804	$37,027	$(10,937)
Basic net income (loss) per share from:
Continuing operations	$(0.02)	$0.01	$0.20	$(0.14)
Discontinued operations	$0.00	$0.03	$0.14	$0.05
Net income (loss)	$(0.02)	$0.04	$0.35	$(0.09)
Diluted net income (loss) per share from:
Continuing operations	$(0.02)	$0.01	$0.20	$(0.14)
Discontinued operations	$0.00	$0.03	$0.14	$0.05
Net income (loss)	$(0.02)	$0.04	$0.34	$(0.09)
Shares used in per share calculation:
Basic	100,372	115,097	106,529	116,457
Diluted	100,372	115,732	107,808	116,457

Harmonic Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Year ended
	December 31, 2013	December 31, 2012
	(In thousands)
Cash flows from operating activities:
Net income (loss)	$37,027	$(10,937)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization of intangibles	27,329	29,204
Depreciation	16,641	15,195
Stock-based compensation	16,089	18,926
Gain on sale of discontinued operations, net of tax	(14,663)	—
Loss on impairment of fixed assets	149	—
Deferred income taxes	(13,218)	(4,969)
Provision for doubtful accounts and sales returns	960	3,602
Provision for excess and obsolete inventories	3,475	3,377
Excess tax benefits from stock-based compensation	(141)	(121)
Other non-cash adjustments, net	2,193	970
Changes in assets and liabilities, net of effect of acquisitions:
Accounts receivable	9,908	20,368
Inventories	13,290	3,003
Prepaid expenses and other assets	1,807	(2,684)
Accounts payable	(3,363)	(5,201)
Deferred revenues	(1,922)	1,334
Income taxes payable	(35,865)	1,535
Accrued and other liabilities	(5,937)	(2,789)
Net cash provided by operating activities	53,759	70,813
Cash flows from investing activities:
Purchases of investments	(78,764)	(133,778)
Proceeds from sales and maturities of investments	100,924	98,838
Purchases of property and equipment	(14,581)	(12,609)
Proceeds from sale of discontinued operations, net of selling costs	43,515	—
Net cash provided by (used in) investing activities	51,094	(47,549)
Cash flows from financing activities:
Proceeds from issuance of common stock, net	5,186	4,819
Payments for repurchase of common stock	(116,529)	(22,639)
Excess tax benefits from stock-based compensation	141	121
Net cash used in financing activities	(111,202)	(17,699)
Effect of exchange rate changes on cash and cash equivalents	8	122
Net increase (decrease) in cash and cash equivalents	(6,341)	5,687
Cash and cash equivalents at beginning of period	96,670	90,983
Cash and cash equivalents at end of period	$90,329	$96,670

Harmonic Inc.
Revenue Information
(Unaudited)

	Three months ended				Year ended
	December 31, 2013		December 31, 2012		December 31, 2013		December 31, 2012
	(In thousands, except percentages)
Product
Video Processing	$56,305	47%	$57,561	49%	$219,667	48%	$219,441	46%
Production and Playout	24,256	20%	24,919	21%	87,799	19%	90,246	19%
Cable Edge	18,072	15%	13,113	11%	69,132	15%	86,637	18%
Services and Support	21,589	18%	22,388	19%	85,342	18%	80,547	17%
Total	$120,222	100%	$117,981	100%	$461,940	100%	$476,871	100%

Geography
United States	$47,942	40%	$45,398	38%	$199,790	43%	$208,874	44%
International	72,280	60%	72,583	62%	262,150	57%	267,997	56%
Total	$120,222	100%	$117,981	100%	$461,940	100%	$476,871	100%

Market
Cable	$42,510	35%	$44,952	38%	$171,624	37%	$200,385	42%
Satellite and Telco	27,110	23%	26,159	22%	103,573	23%	107,885	23%
Broadcast and Media	50,602	42%	46,870	40%	186,743	40%	168,601	35%
Total	$120,222	100%	$117,981	100%	$461,940	100%	$476,871	100%

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three months ended
	December 31, 2013
	Gross Profit	Total Operating Expense	Income (loss) from Operations	Net Income (loss)
GAAP from continuing operations	$59,596	$60,594	$(998)	$(2,179)
Stock-based compensation in cost of revenue	574	—	574	574
Stock-based compensation in research and development	—	(1,031)	1,031	1,031
Stock-based compensation in selling, general and administrative	—	(2,531)	2,531	2,531
Amortization of intangibles	4,763	(1,997)	6,760	6,760
Restructuring and related charges	293	(496)	789	789
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	(1,220)
Non-GAAP from continuing operations	$65,226	$54,539	$10,687	$8,286
As a % of revenue (GAAP)	49.6%	50.4%	(0.8)%	(1.8)%
As a % of revenue (Non-GAAP)	54.3%	45.4%	8.9%	6.9%
Diluted income (loss) per share from continuing operations:
Diluted net loss per share from continuing operations-GAAP				$(0.02)
Diluted net income per share from continuing operations-Non-GAAP				$0.08
Shares used to compute diluted income (loss) per share from continuing operations:
GAAP				100,372
Non-GAAP				101,937

	Three months ended
	September 27, 2013
	Gross Profit	Total Operating Expense	Income (loss) from Operations	Net Income
GAAP from continuing operations	$56,792	$59,347	$(2,555)	$36,675
Stock-based compensation in cost of revenue	605	—	605	605
Stock-based compensation in research and development	—	(1,076)	1,076	1,076
Stock-based compensation in selling, general and administrative	—	(2,264)	2,264	2,264
Amortization of intangibles	4,763	(2,001)	6,764	6,764
Restructuring and related charges	324	(259)	583	583
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	(40,846)
Non-GAAP from continuing operations	$62,484	$53,747	$8,737	$7,121
As a % of revenue (GAAP)	46.2%	48.3%	(2.1)%	29.8%
As a % of revenue (non-GAAP)	50.8%	43.7%	7.1%	5.8%

Diluted income per share from continuing operations:
Diluted net income per share from continuing operations-GAAP				$0.36
Diluted net income per share from continuing operations-Non-GAAP				$0.07
Shares used to compute diluted income per share from continuing operations:
GAAP				102,723
Non-GAAP				102,723

	Three months ended
	December 31, 2012
	Gross Profit	Total Operating Expense	Income (loss) from Operations	Net Income
GAAP from continuing operations	$60,111	$60,834	$(723)	$890
Stock-based compensation in cost of revenue	652	—	652	652
Stock-based compensation in research and development	—	(1,396)	1,396	1,396
Stock-based compensation in selling, general and administrative	—	(2,633)	2,633	2,633
Amortization of intangibles	5,043	(2,157)	7,200	7,200
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	(4,489)
Non-GAAP from continuing operations	$65,806	$54,648	$11,158	$8,282
As a % of revenue (GAAP)	50.9%	51.6%	(0.6)%	0.8%
As a % of revenue (Non-GAAP)	55.8%	46.3%	9.5%	7.0%
Diluted income per share from continuing operations:
Diluted net income per share from continuing operations-GAAP				$0.01
Diluted net income per share from continuing operations-Non-GAAP				$0.07
Shares used to compute diluted income per share from continuing operations:
GAAP				115,732
Non-GAAP				115,732

	Year ended
	December 31, 2013
	Gross Profit	Total Operating Expense	Income (loss) from Operations	Net Income
GAAP from continuing operations	$220,445	$243,469	$(23,024)	$21,589
Stock-based compensation in cost of revenue	2,412	—	2,412	2,412
Stock-based compensation in research and development	—	(4,431)	4,431	4,431
Stock-based compensation in selling, general and administrative	—	(9,159)	9,159	9,159
Proxy contest consultant expenses in selling, general and administrative	—	(750)	750	750
Amortization of intangibles	19,233	(8,096)	27,329	27,329
Restructuring and related charges	823	(1,421)	2,244	2,244
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	(49,607)
Non-GAAP from continuing operations	$242,913	$219,612	$23,301	$18,307
As a % of revenue (GAAP)	47.7%	52.7%	(5.0)%	4.7%
As a % of revenue (Non-GAAP)	52.6%	47.5%	5.0%	4.0%
Diluted income per share from continuing operations:
Diluted net income per share from continuing operations-GAAP				$0.20
Diluted net income per share from continuing operations-Non-GAAP				$0.17
Shares used to compute diluted income per share from continuing operations:
GAAP				107,808
Non-GAAP				107,808

	Year ended
	December 31, 2012
	Gross Profit	Total Operating Expense	Income (loss) from Operations	Net Income (loss)
GAAP from continuing operations	$220,532	$238,449	$(17,917)	$(16,189)
Stock-based compensation in cost of revenue	2,828	—	2,828	2,828
Stock-based compensation in research and development	—	(6,151)	6,151	6,151
Stock-based compensation in selling, general and administrative	—	(9,449)	9,449	9,449
Amortization of intangibles	20,499	(8,705)	29,204	29,204
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	(8,692)
Non-GAAP from continuing operations	$243,859	$214,144	$29,715	$22,751
As a % of revenue (GAAP)	46.2%	50.0%	(3.8)%	(3.4)%
As a % of revenue (Non-GAAP)	51.1%	44.9%	6.2%	4.8%

Diluted income (loss) per share from continuing operations:
Diluted net loss per share from continuing operations-GAAP				$(0.14)
Diluted net income per share from continuing operations-Non-GAAP				$0.19
Shares used to compute diluted income (loss) per share from continuing operations:
GAAP				116,457
Non-GAAP				117,041